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                                                                    Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

P. H. Glatfelter Company:

We consent to the incorporation by reference in the Registration Statements of P. H. Glatfelter Company on Form S-8 (Registration Nos. 33-25884, 33-37198, 33-49660, 33-53338, 33-54409, 33-62331,
333-12089, 333-26587 and 333-34797) of our report dated
February 6, 1998, appearing in this Annual Report on Form 10-K of P.H. Glatfelter Company for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
March 13, 1998